UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

ALX ONCOLOGY HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39386	85-0642577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Allerton Avenue, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 466-7125

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2023, ALX Oncology Holdings Inc. (the “Company”) and its indirectly wholly-owned subsidiary, ALX Oncology Inc. (“Borrower”) entered into the Third Amendment to Loan and Security Agreement (the “Third Amendment”) by and among the Company as a guarantor, the Borrower, Oxford Finance LLC ("Oxford”), as collateral agent (“Agent”), and the lenders party thereto. The Third Amendment amends the Loan Agreement, dated as of October 27, 2022, among Agent, the lenders party thereto (the “Lenders”), Borrower, Holdings and the other guarantors party thereto (as amended, the “Loan Agreement”).

The Third Amendment amends the Loan Agreement to, among other things, (i) extend the draw period for the Term A Loans from December 31, 2023 to June 30, 2024, (ii) as a condition for the funding of any Term A Loans after the effective date of the Third Amendment, require that the Phase 2 portion of the ASPEN-06 study in gastric/gastroesophageal junction cancer either remains ongoing or the achievement of a milestone related to the development of the ASPEN-06 study, and (iii) include a contingency fee in the amount of $600,000 payable to the Lenders, in accordance with their pro rata shares, if Borrower prepays any of the loans under the Loan Agreement other than in connection with a refinancing of the Loan Agreement with the Lenders and their affiliates.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Third Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Loan Agreement set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Third Amendment to Loan and Security Agreement, dated as of December 22, 2023, among Oxford Finance LLC, as collateral agent, the lenders party thereto, ALX Oncology Inc., as borrower, and ALX Oncology Holdings Inc., as guarantor

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

Date: December 26, 2023	By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer and Secretary